Exhibit 99.2

Crestwood Midstream Partners LP Prices Offering of Common Units

HOUSTON, TEXAS, January 10, 2012 – Crestwood Midstream Partners LP (NYSE: CMLP) (“Crestwood”) announced today that it has priced an upsized public offering of 3,500,000 common units at $30.73 per unit. Crestwood has granted the underwriters a 30-day option to purchase up to 525,000 additional common units if the underwriters sell more than 3,500,000 common units in the offering. The closing of the offering is expected to occur on January 13, 2012, subject to satisfaction of customary closing conditions. Crestwood intends to use the net proceeds from the offering, including any exercise of the underwriters’ option to purchase additional common units, to reduce the indebtedness outstanding under its revolving credit facility. Wells Fargo Securities, Barclays Capital, Citigroup, RBC Capital Markets and UBS Investment Bank are acting as joint book-running managers for the offering.

The offering is being made by means of a prospectus and related prospectus supplement, copies of which may be obtained from the underwriters as follows:

Wells Fargo Securities

Attn: Equity Syndicate Department

375 Park Avenue

New York, New York 10152

Email: cmclientsupport@wellsfargo.com

Toll-free number: (800) 326-5897

Barclays Capital

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Email: Barclaysprospectus@broadridge.com

Toll-free number: (888) 603-5847

Citigroup

Prospectus Department

Brooklyn Army Terminal

140 58th Street, 8th Floor

Brooklyn, New York 11220

Email: batprospectusdept@citi.com

Toll-free number: (800) 831-9146

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NEWS RELEASE

RBC Capital Markets

Attn: Prospectus Department

3 World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281-8098

Toll-free number: (877) 822-4089

UBS Securities LLC

Attn: Prospectus Department

299 Park Avenue

New York, New York 10171

Toll-free number: (888) 827-7275

You may also obtain these documents for free when they are available by visiting EDGAR on the SEC website at www.sec.gov.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering is being made only by means of a prospectus and related prospectus supplement, which are part of an effective registration statement.

About Crestwood Midstream Partners LP

Houston, Texas-based Crestwood is a growth-oriented, midstream master limited partnership which owns and operates predominately fee-based gathering, processing, treating and compression assets servicing natural gas producers in the Barnett Shale in North Texas, the Fayetteville Shale in Arkansas, the Haynesville/Bossier Shale in Louisiana, the Granite Wash area in the Texas Panhandle and the Avalon Shale area of Southeastern New Mexico.

Forward-Looking Statements

The statements in this news release regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Crestwood’s management, the matters addressed herein are subject to numerous risks and uncertainties which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Such forward-looking statements include, but are not limited to, statements about the future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect Crestwood’s financial condition, results of operations and cash flows including, without limitation, changes in general economic conditions;

NEWS RELEASE

fluctuations in oil, natural gas and NGL prices; failure or delays by our customers in achieving expected production in their natural gas projects; competitive conditions in our industry; actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; our ability to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition; fluctuations in the value of certain of our assets and liabilities; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; timely receipt of necessary government approvals and permits, our ability to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact our ability to complete projects within budget and on schedule; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; internal controls; and risks related to our substantial indebtedness as well as other factors disclosed in Crestwood’s filings with the Securities and Exchange Commission. You should read our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010, our subsequently filed Quarterly Reports on Form 10-Q /A and our Current Reports on Form 8-K and 8-K/A, for a more extensive list of factors that could affect results.

Investor Contact:

Mark Stockard

832-519-2207

mstockard@crestwoodlp.com

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